Exhibit 10.9

AMENDED AND RESTATED FIXED LOAN NOTE

(Collateral Pool 4)

This AMENDED AND RESTATED FIXED LOAN NOTE is effective as of February 27, 2013, by and among the undersigned Borrower (together with its permitted successors and assigns, “Borrower”) and FANNIE MAE, the body corporate duly organized under the Federal National Mortgage Associates Charter Act, as amended, 12 U.S.C. § 1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

PRELIMINARY STATEMENTS

A. Pursuant to that certain Master Credit Facility Agreement dated as of October 5, 2007, as amended and restated by that certain Amended and Restated Master Credit Facility Agreement dated December 2, 2010 (the “Original Agreement”), the lender under the Original Agreement made loans, including a loan to certain of the undersigned borrowers (the “Original Borrowers”) and to certain other parties (the “Released Borrowers”) in the original principal amount of NINE HUNDRED SIXTY-THREE MILLION FOUR HUNDRED NINETY-SEVEN THOUSAND SIX HUNDRED FORTY AND NO/100 DOLLARS (US $963,497,640.00) (the “Loan”). Fannie Mae is the holder of the Loan, which is evidenced by that certain Fixed Loan Note (Collateral Pool 4) dated as of October 5, 2007, in the original principal sum of NINE HUNDRED SIXTY-THREE MILLION FOUR HUNDRED NINETY-SEVEN THOUSAND SIX HUNDRED FORTY AND NO/100 DOLLARS (US $963,497,640.00) (the “Original Note”).

B. As security for their obligations under the Original Note and otherwise with respect to the Loan, the Original Borrowers and the Released Borrowers executed various multifamily mortgages, deeds to secure debt or deeds of trust described in the Original Agreement as comprising Collateral Pool 4. On or prior to the date hereof, the Released Borrowers have been released from their obligations under the Original Note.

C. On the date hereof, Borrower and Fannie Mae have executed the Master Agreement (defined below) which amends and supersedes the Original Agreement in its entirety as it relates to the Loan and certain other loans made under the Original Agreement and outstanding as of the date hereof.

D. As a condition to Fannie Mae’s execution of the Master Agreement (i) each Borrower that is not one of the Original Borrowers has agreed (a) to repay the Loan and assume the obligations of Borrower with respect to the Loan by executing the Note (defined below), and (b) to include such Borrower’s property in Collateral Pool 4 by executing, among other things, a multifamily mortgage, deed to secure debt or deed of trust as security for such Borrower’s obligations under the Note and otherwise with respect to the Loan; and (ii) each of the Original Borrowers has agreed to execute this Note.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Fannie Mae agree that the Original Note is hereby amended and restated in its entirety as follows (as amended and restated, the “Note”):

Amended and Restated Fixed Loan Note

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1

FIXED LOAN NOTE

(Collateral Pool 4)

US $963,497,640.00	February 27, 2013

FOR VALUE RECEIVED, the undersigned together with its permitted successors and assigns, (“Borrower”) jointly and severally promises to pay to the order of FANNIE MAE, the body corporate duly organized under the Federal National Mortgage Associates Charter Act, as amended, 12 U.S.C. § 1716 et seq. and duly organized and existing under the laws of the United States (together with its successors and assigns, “Fannie Mae”) the principal sum of NINE HUNDRED SIXTY-THREE MILLION FOUR HUNDRED NINETY-SEVEN THOUSAND SIX HUNDRED FORTY AND NO/100 DOLLARS (US $963,497,640.00), with interest accruing on the unpaid principal balance from the date of disbursement until fully paid at the annual Interest Rate.

This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement dated as of the date hereof, by and between Borrower, Fannie Mae and other borrowers (as amended from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay a Fixed Loan made to Borrower (Collateral Pool 4 Borrower) in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Fixed Loan evidenced hereby is made. All references to Loan Documents and Security Documents herein shall be with respect to Collateral Pool 4 (the “Collateral Pool”) as further identified in the Master Agreement.

Section 1. Defined Terms. In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:

Amortization Period: N/A.

Business Day: Any day other than a Saturday, Sunday or any other day on which Fannie Mae is not open for business.

Debt Service Amounts: Amounts payable under this Note, the Security Instrument or any other Loan Document.

Default Rate: A rate equal to the lesser of four (4) percentage points above the Interest Rate or the maximum interest rate which may be collected from Borrower under applicable law.

Disbursement Date: The date of disbursement of the Loan proceeds hereunder.

First Payment Date: The first day of March, 2013.

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Indebtedness: The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.

Interest Rate: The annual rate of five and eight hundred eighty-three thousandths percent (5.8830%).

Loan: The loan evidenced by this Note.

Maturity Date: The first day of November, 2014 or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.

Original Note: Collectively, that certain Fixed Loan Note (Collateral Pool 4) dated as of October 5, 2007, in the original principal sum of NINE HUNDRED SIXTY-THREE MILLION FOUR HUNDRED NINETY-SEVEN THOUSAND SIX HUNDRED FORTY AND NO/100 DOLLARS (US $963,497,640.00).

Security Instrument: Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement comprising Collateral Pool 4.

Yield Maintenance Period End Date or Prepayment Premium Period End Date: The last day of April, 2014.

Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instrument.

Section 2. Address for Payment. All payments due under this Note shall be payable at c/o Wells Fargo Bank, N.A., 2010 Corporate Ridge – Suite 1000, McLean, Virginia 22102, Attention: Servicing Department, or such other place as may be designated by written notice to Borrower from or on behalf of Fannie Mae.

Section 3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a) [RESERVED].

(b) Interest Computation Actual/360. Interest under this Note shall be computed on the basis of a 360-day year. The amount of each monthly payment made by Borrower pursuant to Paragraph 3(c) below will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum interest rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount of interest for each month will vary depending on the actual number of calendar days during such month.

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(c) Monthly Installments. Consecutive monthly installments of interest only, shall be payable as follows:

(i)	FOUR MILLION FOUR HUNDRED EIGHT THOUSAND SIX HUNDRED FORTY-FOUR AND 03/100 DOLLARS (US $4,408,644.03), shall be payable on the first day of each month during the term hereof which follows a 28-day month;

(ii)	FOUR MILLION FIVE HUNDRED SIXTY-SIX THOUSAND NINETY-FIVE AND 61/100 DOLLARS (US $4,566,095.61), shall be payable on the first day of each month during the term hereof which follows a 29-day month,

(iii)	FOUR MILLION SEVEN HUNDRED TWENTY-THREE THOUSAND FIVE HUNDRED FORTY-SEVEN AND 18/100 DOLLARS (US $4,723,547.18), shall be payable on the first day of each month during the term hereof which follows a 30-day month, or

(iv)	FOUR MILLION EIGHT HUNDRED EIGHTY THOUSAND NINE HUNDRED NINETY-EIGHT AND 75/100 DOLLARS (US $4,880,998.75), shall be payable on the first day of each month during the term hereof which follows a 31-day month, until the entire unpaid principal balance evidenced by this Note is fully paid. The entire principal balance and accrued but unpaid interest shall be due and payable on the Maturity Date. The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

(d) Payments Before Due Date. Any regularly scheduled monthly installment of interest that is received by Fannie Mae before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

Section 4. Application of Payments. If at any time Fannie Mae receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Fannie Mae may apply that payment to amounts then due and payable in any manner and in any order determined by Fannie Mae, in Fannie Mae’s discretion. Borrower agrees that neither Fannie Mae’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Fannie Mae’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

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Section 5. Security. The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Fannie Mae concerning the collateral for the Indebtedness.

Section 6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Fannie Mae, without any prior notice to Borrower. Fannie Mae may exercise this option to accelerate regardless of any prior forbearance.

Section 7. Late Charge. Subject to the provisions of Section 9.01(b) of the Master Agreement, if any monthly installment due hereunder is not received by Fannie Mae on or before the tenth (10th) day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Fannie Mae within ten (10) days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Fannie Mae, immediately and without demand by Fannie Mae, a late charge equal to five percent (5%) of such monthly installment or other amount due (provided that in connection with the payment in full on the Maturity Date, such 10-day period shall be increased to fifteen (15) days and such late charge shall equal one percent (1%) of such payment or other amount due). Borrower acknowledges that its failure to make timely payments will cause Fannie Mae to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Fannie Mae will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

Section 8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for thirty (30) days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Fannie Mae to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than thirty (30) days, Fannie Mae will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Fannie Mae’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than thirty (30) days, Fannie Mae’s risk of nonpayment of this Note will be materially increased and Fannie Mae is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of

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the additional costs and expenses Fannie Mae will incur by reason of Borrower’s delinquent payment and the additional compensation Fannie Mae is entitled to receive for the increased risks of nonpayment associated with a delinquent advance.

Section 9. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

Section 10. Voluntary and Involuntary Prepayments.

(a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

Borrower may voluntarily prepay all (or a portion) of the unpaid principal balance of this Note only on the last calendar day of a calendar month (the “Last Day of the Month”) and only if Borrower has complied with all of the following:

(i) Borrower must give Fannie Mae at least thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, email or overnight courier), but not more than sixty (60) days, prior written notice of Borrower’s intention to make a prepayment (the “Prepayment Notice”). The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Fannie Mae. The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”).

(ii) Borrower acknowledges that the Fannie Mae is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day. Therefore, even if Fannie Mae accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Fannie Mae on any day other than the Last Day of the Month shall be deemed to have been received by Fannie Mae on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs. If the Last Day of the Month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.

(iii) Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest (calculated to the Last Day of the Month), (C) all other sums due Fannie Mae at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

(iv) If, for any reason, Borrower fails to prepay this Note (A) within five (5) Business Days after the Intended Prepayment Date or (B) if the prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Fannie Mae shall have

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the right, but not the obligation, to recalculate the prepayment premium based upon the date that Borrower actually prepays this Note and to make such calculation as described in Schedule A attached hereto. For purposes of such recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”

(v) Upon Fannie Mae’s exercise of any right of acceleration under this Note, Borrower shall pay to Fannie Mae, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (i) all accrued interest and all other sums due Fannie Mae under this Note and the other Loan Documents, and (ii) the prepayment premium calculated pursuant to Schedule A.

(vi) Any application by Fannie Mae of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Fannie Mae by Borrower of a prepayment premium. The amount of any partial prepayment shall be computed so as to provide to Fannie Mae a prepayment premium computed pursuant to Schedule A without Borrower having to pay out-of-pocket additional amounts.

(b) Notwithstanding the provisions of Section 10(a), no prepayment premium shall be payable (1) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (2) as provided in subparagraph (b) of Schedule A.

(c) Schedule A is hereby incorporated by reference into this Note.

(d) Any permitted or required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments, provided the amount of each monthly installment shall be recomputed to reflect such prepayment of the Indebtedness.

(e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Fannie Mae’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Fannie Mae’s ability to meet its commitments to third parties. Borrower agrees to pay to Fannie Mae upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents all of the damages Fannie Mae will incur because of a prepayment.

(f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to the prepayment premium provisions.

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Section 11. Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, actually incurred by Fannie Mae as a result of any Event of Default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

Section 12. Forbearance. Any forbearance by Fannie Mae in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Fannie Mae of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Fannie Mae’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Fannie Mae of any security for Borrower’s obligations under this Note shall not constitute an election by Fannie Mae of remedies so as to preclude the exercise of any other right or remedy available to Fannie Mae.

Section 13. Waivers. Except as expressly provided in this Note or the Master Agreement, presentment demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

Section 14. Loan Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Fannie Mae in excess of the permitted amounts shall be applied by Fannie Mae to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

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Section 15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

Section 16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.

Section 17. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

Section 18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

Section 19. Notices. All notices, demands and other communications required or permitted to be given by Fannie Mae to Borrower pursuant to this Note shall be given in accordance with Section 13.08 of the Master Agreement.

Section 20. Security for this Note. The indebtedness evidenced by this Note is secured by other Security Documents executed by Collateral Pool Borrower. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Fannie Mae relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

Section 21. Loan May Not Be Reborrowed. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

Section 22. Fixed Loan. This Note is issued to evidence a Fixed Loan made in accordance with the terms of the Master Agreement.

Section 23. Cross-Default with Master Agreement. The occurrence and continuance of an Event of Default with respect to the Collateral Pool under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement with respect to the Collateral Pool, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

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ATTACHED SCHEDULES. The following Schedules are attached to this Note:

☒	Schedule A Prepayment Premium (required)

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IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative (which authorized representative shall have no personal liability hereunder). Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

SMITH PROPERTY HOLDINGS THREE (D.C.) L.P.,

a Delaware limited partnership

By:	Archstone CCP Inc.,
a Delaware corporation,
its general partner

	By:	/s/ Robert Garechana
	Name:	Robert Garechana
	Title:	Vice President - Treasurer

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SMITH PROPERTY HOLDINGS ALBAN TOWERS, L.L.C.,
a Delaware limited liability company

By:	Archstone DC 7 Holdings LLC, a Delaware limited liability company, its member

	By:	Archstone DC Investments 7 LLC,
a Delaware limited liability company, its sole member

		By:	Archstone DC Investments 7-I LP,
a Delaware limited partnership, its member

			By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

				By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

					By:	Equity Residential,
a Maryland real estate investment trust,
its general partner

						By:	/s/ Robert Garechana
						Name:	Robert Garechana
						Title:	Senior Vice President – Treasurer

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ALBAN TOWERS, L.L.C.,
a Delaware limited liability company

By:	Smith Property Holdings Alban Towers, L.L.C.,
a Delaware limited liability company, its sole member

	By:	Archstone DC 7 Holdings LLC,
a Delaware limited liability company, its member

		By:	Archstone DC Investments 7 LLC,
a Delaware limited liability company, its sole member

			By:	Archstone DC Investments 7-I LP,
a Delaware limited partnership, its member

				By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

					By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

						By:	Equity Residential,
a Maryland real estate investment trust,
its general partner

							By:	/s/ Robert Garechana
							Name:	Robert Garechana
							Title:	Senior Vice President – Treasurer

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ASN CAMBRIDGEPARK LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President–Treasurer

ARCHSTONE COLUMBIA CROSSING LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its sole member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President–Treasurer

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ARCHSTONE ARLINGTON COURTHOUSE PLAZA LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	Deutsche Bank Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

ARCHSTONE MARINA DEL REY-I LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President–Treasurer

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ARCHSTONE MARINA DEL REY-II LLC,
a Delaware limited liability company

By:	Smith Property Holdings Columbia Road L.P.,
a Delaware limited partnership, its sole member

	By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

		By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

			By:	Equity Residential,
a Maryland real estate investment trust, its general partner

				By:	/s/ Robert Garechana
				Name:	Robert Garechana
				Title:	Senior Vice President–Treasurer

ARCHSTONE PLAYA DEL REY LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	Deutsche Bank Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

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ARCHSTONE GLENDALE LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	Deutsche Bank Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

ARCHSTONE HARBORSIDE LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President–Treasurer

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EQR-DUPONT CORCORAN, LLC,
a Delaware limited liability company

By:	EQR-District Holding, LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President–Treasurer

ASN MURRAY HILL LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	Deutsche Bank Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

Amended and Restated Fixed Loan Note

Collateral Pool 4

EQR – SILVER SPRING GATEWAY RESIDENTIAL LLC,
a Delaware limited liability company

By:	EQR-Silver Spring Gateway, LLC,
a Delaware limited liability company, its sole member

	By:	EQR Acquisitions, LP,
a Delaware limited partnership, its sole member

		By:	EQR-Acquisitions GP, LLC,
a Delaware limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President–Treasurer

EQR–PEGASUS APARTMENTS, LP,
a Delaware limited partnership

By:	ERP-QRS Glenlake Club, Inc.,
an Illinois corporation,
its general partner

	By:	/s/ Robert Garechana
	Name:	Robert Garechana
	Title:	Vice President

Amended and Restated Fixed Loan Note

Collateral Pool 4

SCHEDULE A

PREPAYMENT PREMIUM

Any prepayment premium payable under Section 10 of this Note shall be computed as follows:

(a)	If the prepayment is made at any time after the date of this Note and before the Yield Maintenance Period End Date, the prepayment premium shall be the greater of:

(i)	one percent (1%) of the amount of principal being prepaid; or

(ii)	The product obtained by multiplying:

(A)	the amount of principal being prepaid,

by

(B)

the difference obtained by subtracting from the Interest Rate on this Note the yield rate (the “Yield Rate”) on the 4.75% U.S. Treasury Security due May, 2014 (the “Specified U.S. Treasury Security”), on the twenty-fifth (25th) Business Day preceding (x) the Intended Prepayment Date, or (y) the date Fannie Mae accelerates the Loan or otherwise accepts a prepayment pursuant to Section 10(a)(3) of this Note, as the Yield Rate is reported in The Wall Street Journal, by

(C)	the present value factor calculated using the following formula:

1 – (1 + r)-n/12
r

[r = Yield Rate

n = the number of months remaining between (1) either of the following: (x) in the case of a voluntary prepayment, the Last Day of the Month during which the prepayment is made, or (y) in any other case, the date on which Fannie Mae accelerates the unpaid principal balance of this Note and (2) the Yield Maintenance Period End Date]

In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent non-callable U.S.

Amended and Restated Fixed Loan Note

Collateral Pool 4

Schedule A-1

Treasury Security having a maturity date closest to the Yield Maintenance Period End Date of this Note shall be selected at Fannie Mae’s discretion. If the publication of such Yield Rates in The Wall Street Journal is discontinued, Fannie Mae shall determine such Yield Rates from another source selected by Fannie Mae.

(b)	Notwithstanding the provisions of Paragraph 10(a) of this Note, no prepayment premium shall be payable with respect to any prepayment made after the Yield Maintenance Period End Date.

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Amended and Restated Fixed Loan Note

Collateral Pool 4

Schedule A-2

[Initial Page to Schedule A to Fixed Loan Note]

INITIAL(S)

INITIAL(S)

Amended and Restated Fixed Loan Note

Collateral Pool 4

Schedule A (initials)